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                                                                    EXHIBIT 10.5


                              AMENDED AND RESTATED
                                 REVOLVING NOTE

$20,000,000.00                   Houston, Texas                    June 10, 1998

            On the dates hereinafter prescribed, for value received, EAGLE GEOPHYSICAL, INC., a Delaware corporation, EAGLE GEOPHYSICAL ONSHORE, INC., a Delaware corporation, EAGLE GEOPHYSICAL OFFSHORE, INC., a Delaware corporation, EAGLE GEOPHYSICAL DE MEXICO, INC., a Delaware corporation, EAGLE GEOPHYSICAL GOM, INC., a Texas corporation (formerly known as Eagle Geophysical Offshore, Inc.), EAGLE FRONT END SERVICES, LTD., a Texas limited partnership, and EAGLE GEOPHYSICAL MANAGEMENT, INC., a Delaware corporation (collectively the "Borrower"), having an address at 50 Briar Hollow Lane, 6th Floor West, Houston, Texas 77027, promises to pay to the order of BANK ONE, TEXAS, N.A. (herein called "Bank"), at its principal offices at 910 Travis, Houston, Harris County, Texas 77002, (i) the principal amount of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) or the principal amount advanced pursuant to the terms of the Loan Agreement (defined herein) as of the date of maturity hereof, whether by acceleration or otherwise, whichever may be the lesser, and (ii) interest on the principal balance from time to time advanced and remaining unpaid from the date of the advance until maturity at a rate of interest equal to lesser of (a) the "Interest Rate" (as defined in the Loan Agreement), or (b) the Maximum Rate (as hereinafter defined). Any increase or decrease in interest rate resulting from a change in the Maximum Rate shall be effective immediately when such change becomes effective, without notice to Borrower, unless Applicable Law (as defined below) requires that such increase or decrease not be effective until a later time, in which event such increase or decrease shall be effective at the earliest time permitted under the provisions of such law.

            Notwithstanding the foregoing, if during any period the Interest Rate exceeds the Maximum Rate, the rate of interest in effect on this Note shall be limited to the Maximum Rate during each such period, but at all times thereafter the rate of interest in effect on this Note shall be the Maximum Rate until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued hereon if the Floating Rate had at all times been in effect.

            All payments on this Note shall be applied first to accrued interest and the balance, if any, to principal.

            This Note is a revolving credit note and it is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to each principal advance made hereunder subsequent to each such occurrence. Each principal advance and each payment hereof made pursuant to this Note shall be reflected by Bank's records and the aggregate unpaid amounts reflected by such records shall constitute rebuttably presumptive evidence of the principal and unpaid, accrued interest remaining outstanding on this Note.

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            "Maximum Rate" means the Maximum Rate of non-usurious interest permitted from day to day by applicable law, including as to Article 5069-1.04, Vernon's Texas Revised Civil Statutes Annotated (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "indicated weekly rate ceiling."

            "Applicable Law" means that law in effect from time to time and applicable to this Note which lawfully permits the charging and collection of the highest permissible lawful, non-usurious rate of interest on this Note, including laws of the State of Texas and laws of the United States of America. It is intended that Article 1.04, Title 79, Revised Civil Statutes of Texas, 1927, as amended (Article 5069-1.04, as amended, Vernon's Texas Civil Statutes) shall be included in the laws of the State of Texas in determining Applicable Law; and for the purpose of applying said Article 1.04 to this Note, the interest ceiling applicable to this Note under said Article 1.04 shall be the indicated weekly rate ceiling from time to time in effect. Borrower and Bank hereby agree that Chapter 15 of Subtitle 3, Title 79, Revised Civil Statutes of Texas, 1925, as amended, shall not apply to this Note or the loan transaction evidenced by, and referenced in, the Loan Agreement (hereinafter defined) in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note.

            "Business Day" shall mean any day on which banks are open for general banking business in the State of Texas, other than a Saturday, a Sunday, a legal holiday or any other day on which banks in the State of Texas are required or authorized by law or executive order to close.

            The principal sum of this Note, after giving credit for unadvanced principal, if any, remaining at final maturity, shall be due and payable on or before the Maturity Date, as prescribed in the Loan Agreement; interest to accrue upon the principal sum from time to time owing and unpaid hereunder shall be due and payable in monthly installments, as it accrues, with the first such monthly installment of interest hereon being due and payable on the first day of July 1998, and with such subsequent installments of interest being due and payable on the first day of each succeeding month thereafter; provided, however, the final installment of interest hereunder shall be due and payable not later than the maturity of the principal sum hereof, howsoever such maturity may be brought about.

            When the first (1st) day of a calendar month falls upon a Saturday, Sunday or legal holiday, the payment of interest and principal, if any, due upon such date shall be due and payable upon the next succeeding Business Day.

            In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. Bank and Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or

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                                                                     INITIAL FOR
                                                                  IDENTIFICATION

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securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "Interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

            This Note is secured by all security agreements, collateral assignments, mortgages and lien instruments executed by Borrower (or by any other party) in favor of Bank, including those executed simultaneously herewith, those executed heretofore and those hereafter executed, and including specifically and without limitation the "Security Instruments" described and defined in the Revolving Credit Agreement dated October 21, 1997, as amended, between Borrower and Bank (the "Loan Agreement").

            This Note is issued in substitution for, and in replacement, modification, rearrangement, renewal and extension of, but not in extinguishment of, the outstanding principal indebtedness evidenced by that certain Promissory Note dated October 21, 1997 in the face amount of $20,000,000.00 (the "Prior Revolving Note") executed by Borrower and payable to the order of Bank; it being acknowledged and agreed by Borrower and Bank, that the indebtedness evidenced by this Note constitutes an extension and renewal of the outstanding principal indebtedness evidenced by the Prior Revolving Note, and that all security interests and other liens which secure the repayment of the Prior Revolving Note shall continue to secure the indebtedness evidenced by this Note.

            Reference is hereby made to the Loan Agreement for a statement of the rights and obligations of the holder of this Note and the duties and obligations of Borrower in relation thereto; but neither this reference to the Loan Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of Borrower to pay any outstanding and unpaid principal of and interest on this Note when due, in accordance with the terms of the Loan Agreement. Each advance and each payment made pursuant to this Note shall be reflected by notations made by Bank on its records and the aggregate unpaid amounts reflected by the notations on the records of Bank shall be deemed rebuttably presumptive evidence of the principal amount owing under this Note.

            In the event of default in the payment when due of any of the principal of or any interest on this Note, or in the event of default under the terms of the Loan Agreement or any of the Security Instruments, or if any event occurs or condition exists which authorizes the acceleration of the maturity of this Note under any agreement made by Borrower, Bank (or other holder of this
Note)
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                                                                     INITIAL FOR
                                                                  IDENTIFICATION

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may, at its option, without presentment or demand or any notice to Borrower or any other person liable herefor, declare the unpaid principal balance of and accrued interest on this Note to be immediately due and payable.

            If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at maturity, however such maturity may be brought about, and is placed in the hands of an attorney for collection, then Borrower agrees to pay reasonable attorneys(1) fees, not to exceed 10% of the full amount of principal and interest owing hereon at the time this Note is placed in the hands of an attorney.

            Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agrees that it will not be necessary for Bank, in order to enforce payment of this Note by them, to first institute suit or exhaust its remedies against any Borrower or others liable herefor, or to enforce its rights against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them. Bank may transfer this Note, and the rights and privileges of Bank under this note shall inure to the benefit of Bank's representatives, successors or assigns.

            Executed this 10th day of June, 1998.

                                         EAGLE GEOPHYSICAL, INC.


                                         By: /s/ Richard W. McNairy
                                             ----------------------------------
                                                 Richard W. McNairy
                                                 Vice President

                                         EAGLE GEOPHYSICAL ONSHORE, INC.


                                         By: /s/ Richard W. McNairy
                                             ----------------------------------
                                                 Richard W. McNairy
                                                 Vice President


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                                         EAGLE GEOPHYSICAL OFFSHORE, INC.


                                         By: /s/ Richard W. McNairy
                                             ----------------------------------
                                                 Richard W. McNairy
                                                 Vice President

                                         EAGLE GEOPHYSICAL DE MEXICO, INC.


                                         By: /s/ Richard W. McNairy
                                             ----------------------------------
                                                 Richard W. McNairy
                                                 Vice President

                                         EAGLE GEOPHYSICAL GOM, INC. (F/K/A
                                         EAGLE GEOPHYSICAL OFFSHORE, INC.)


                                         By: /s/ Richard W. McNairy
                                             ----------------------------------
                                                 Richard W. McNairy
                                                 Vice President

                                         EAGLE FRONT END SERVICES, LTD.,
                                         a Texas limited partnership

                                         By: Eagle Geophysical Management, Inc.,
                                             its general partner


                                             By: /s/ Richard W. McNairy
                                                -------------------------------
                                                     Richard W. McNairy
                                                     Vice President

                                         EAGLE GEOPHYSICAL MANAGEMENT, INC.


                                         By: /s/ Richard W. McNairy
                                             ----------------------------------
                                                 Richard W. McNairy
                                                 Vice President


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